Exhibit 15
                                                                      ----------


                             JOINT FILING AGREEMENT


         Each of the Reporting Persons hereby agrees to make this joint filing pursuant to Rule 13d-1(k) of the Exchange Act of 1934.


Dated:   April 14, 1999

                                            WHITEHALL STREET REAL ESTATE
                                            LIMITED PARTNERSHIP XI

                                            By:  WH Advisors, L.L.C. XI,
                                                 its general partner

                                            By:/s/ Ralph F. Rosenberg
                                               ---------------------------------
                                               Name:  Ralph F. Rosenberg
                                               Title: Manager and Vice President

                                            WXI/BRH GEN-PAR, L.L.C.

                                            By: /s/ Ralph F. Rosenberg
                                               ---------------------------------
                                               Name:  Ralph F. Rosenberg
                                               Title: Manager and Vice President

                                            WH ADVISORS, L.L.C. XI

                                            By: /s/ Ralph F. Rosenberg
                                               ---------------------------------
                                               Name:  Ralph F. Rosenberg
                                               Title: Manager and Vice President

                                            THE GOLDMAN SACHS GROUP, L.P.

                                            By: /s/ Hans L. Reich
                                               ---------------------------------
                                               Name:  Hans L. Reich
                                               Title: Attorney-in-Fact

                                            GOLDMAN, SACHS & CO.

                                            By: /s/ Hans L. Reich
                                               ---------------------------------
                                               Name:  Hans L. Reich
                                               Title: Attorney-in-Fact